UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 4, 2003

99 CENT STUFF, INC.

(Exact name of registrant as specified in its charter)

Florida	0-26531	77-0398908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 Clint Moore Road, Boca Raton, FL 33431

(Address of Principal Executive Office) (Zip Code)

(561) 999-9815

(Registrant's telephone number, including area code)

iVIDEONOW, INC.

(Former Name or Former Address, If Changed Since Last Report)

INFORMATION INCLUDED IN THE REPORT

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

On July 1, 2003, 99 Cent Stuff LLC executed a merger agreement with iVideoNow, Inc. where 99 Cent Stuff would be acquired by iVideoNow in exchange for 4,750,000 shares of common stock and that iVideoNow would effect a reverse stock split such that on the closing date there would be 250,000 shares of common stock outstanding. On August 13, 2003, iVideoNow mailed an information statement on Schedule 14C/F to its shareholders that stated that the board of directors and a majority of its shareholders had approved the reverse stock split, a name change to 99 Cent Stuff, Inc., the reincorporation into Florida and a stock option plan. The merger was effective on September 3, 2003 and the 1-30 reverse split and an additional 1-4 reverse stock split was effective on September 15, 2003.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

See Item 1 above and the Registration Statement on Form S-1 filed by the registrant on September 4, 2003.

ITEM 4.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective September 16, 2003, the Board of Directors of the registrant dismissed Caldwell Becker Dervin Petrick & Co. LLP (“Caldwell”) as the Company’s independent auditors and engaged Daszkal Bolton LLP (“Daszkal”) to serve as the Company’s new independent auditors. Daszkal had served as the auditor for 99 Cent Stuff, LLC prior to the transaction referred to in Item 1 above.

Caldwell’s reports on the financial statements of the Company as of and for the two most recent fiscal years ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2002, the subsequent interim periods ending March 31, 2003 and June 30, 2003, and during the period July 1, 2003 through September 16, 2003, (collectively referred to as the “Covered Period”) there were no disagreements between the Company and Caldwell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Caldwell’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Covered Period.

The registrant provided Caldwell with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Caldwell’s letter dated October 20, 2003, stating its agreement with such statements.

During the Covered Period, the registrant did not consult Daszkal with respect to the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the registrant’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

2

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired

Financial Statements of 99 Cent Stuff for the years ended December 31, 2000, 2001 and 2002 and the six months ended June 30, 2003.

(b) Pro Forma Financial Information

Pro Forma Financial Statements for the year ended December 31, 2002 and the six months ended June 30, 2003.

(c) Exhibits

2.1

Agreement between iVideoNow, Inc. and 99 Cent Stuff, LLC dated as of July 1, 2003 (incorporated by reference to the Registration Statement on Form S-1 filed September 4, 2003 (file no. 333-108517)

16.1

Letter re change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, our Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

99 Cent Stuff, Inc.

By: /s/ RAYMOND ZIMMERMAN
Name: Raymond Zimmerman
Dated: October 15, 2003	Title: President

99 CENT STUFF, LLC

CONSOLIDATED FINANCIAL STATEMENT

FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2002

FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

TABLE OF CONTENTS

Independent Auditors’ Report	F-2

Consolidated Financial Statements:

Consolidated Balance Sheets at December 31, 2001 and 2002 and unaudited June 30, 2003	F-3

Consolidated Statements of Operations and Members’ Deficit for the years ended
December 31, 2001 and 2002 and unaudited for the six months ended
June 30, 2002 and 2003	F-4

Consolidated Statements of Cash Flows for the years ended
December 31, 2001 and 2002 and unaudited for the six months ended
June 30, 2002 and 2003	F-5

Notes to Consolidated Financial Statements	F-6-11

Michael I. Daszkal, CPA, P.A. Jeffrey A. Bolton, CPA, P.A. Timothy R. Devlin, CPA, P.A. Michael S. Kridel, CPA, P.A. Marjorie A. Horwin, CPA, P.A.	2401 N.W. Boca Raton Boulevard Boca Raton, FL 33431 t: 561.367.1040 f: 561.750.3236 www.daszkalbolton.com

INDEPENDENT AUDITORS’ REPORT

To the Members of

99 Cent Stuff, LLC

We have audited the accompanying consolidated balance sheets of 99 Cent Stuff, LLC as of December 31, 2001 and 2002, and the related consolidated statements of operations and changes in members’ deficit and cash flows for the years ended December 31, 2001 and 2002.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of 99 Cent Stuff, LLC as of December 31, 2001 and 2002, and the results of its operations and its cash flows for the years then ended December 31, 2001 and 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 8 to the consolidated financial statements, the Company’s significant operating losses and reliance on outside funding to maintain operations raise substantial doubt about its ability to continue as a going concern.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Daszkal Bolton LLP

Boca Raton, Florida

February 7, 2003

(except for Note 10, as to which the date is September 2, 2003)

Member of American Institute of Certified Public Accountants - SEC and Private Companies Practice Sections	Member Affiliated Offices Worldwide

99 CENT STUFF, LLC

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2001 AND 2002

AND (UNAUDITED) FOR THE SIX MONTHS ENDED JUNE 30, 2003

	2001	2002	June 30, 2003 (Unaudited)

ASSETS
Current assets:
Inventory	$3,385,949	$2,186,584	$2,044,637
Prepaid expenses and other assets	109,039	281,913	255,687
Total current assets	3,494,988	2,468,497	2,300,324

Property and equipment, net	4,044,796	3,181,575	2,915,345

Other assets:
Security deposits	166,237	167,300	142,300
Receivable from former officer	174,518	-	-
Total other assets	340,755	167,300	142,300

Total assets	$7,880,539	$$5,817,372	$5,357,969

LIABILITIES AND MEMBER’S DEFICIT

Current liabilities:
Cash overdraft	$316,728	$$433,467	$182,424
Accounts payable	3,417,336	2,596,095	2,311,826
Accounts payable and accrued expenses, related party	470,692	3,675,730	4,377,646
Accrued expenses	114,772	596,306	386,068
Lines of credit	2,900,000	-	4,968,399
Notes payable, related party	14,591,553	14,591,553	14,591,553
Total current liabilities	21,811,081	21,893,151	26,817,916

Long term liabilities:
Lines of credit	-	3,200,000	-

Members' deficit	(13,930,542)	(19,275,779)	(21,459,917)

Total liabilities and members' deficit	$7,880,539	$$5,817,372	$5,357,999

See the accompanying notes to the consolidated financial statements.

99 CENT STUFF, LLC

CONSOLIDATED STATEMENTS OF OPERATIONS AND MEMBERS’ DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2002

AND (UNAUDITED) FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND 2003

	2001	2002	Six Months Ended June 30, 2002 (Unaudited)	Six Months Ended June 30, 2003 (Unaudited)

Net sales	$35,888,782	$38,661,157	$18,796,721	$19,233,430

Cost of goods sold	26,260,512	28,683,214	14,066,573	14,104,471

Gross profit	9,628,270	9,977,943	4,730,148	5,128,959

Selling, general and administrative expense	14,558,460	14,034,648	6,564,800	6,572,517

Loss from operations	(4,930,190)	(4,056,705))	(1,834,652)	(1,443,558)

Other income (expense):
Other income	35,911	59,960	11,993	19,020
Interest expense	(1,617,159)	(1,348,492)	(651,070)	(759,600)
Total other income (expense)	(1,581,248)	(1,288,532)	(639,077)	(740,580)

Net loss	$(6,511,438)	$(5,345,237)	$(2,473,729)	$(2,184,138)

Members' deficit, beginning of year	(7,419,104)	(13,930,542)	(13,930,542)	(19,275,779)

Members' deficit, end of year	$(13,930,542)	$(19,275,779)	$(16,404,271)	$(21,459,917)

See the accompanying notes to the consolidated financial statements.

99 CENT STUFF, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2002

AND (UNAUDITED) FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND 2003

	2001	2002	Six Months Ended June 30, 2002 (Unaudited)	Six Months Ended June 30, 2003 (Unaudited)

Cash flows from operating activities:
Net loss	$(6,511,438)	$(5,345,237)	$(2,473,729)	$(2,184,138)
Adjustments to reconcile net loss to net cash used in operating activities:

Depreciation and amortization	852,532	899,405	441,385	412,214
Interest accrued on payables, related party	1,381,713	1,249,202	609,943	679,388
Loss on store closing	-	150,000	-	-
(Increase) decrease in:
Prepaid expenses and other assets	13,746	(22,874)	29,655	26,226
Inventory	881,678	1,199,365	350,235	141,947
Security deposits	5,934	(1,063)	-	25,000
Receivable from former officer	(174,518)	174,518	(6,348)	-
Increase (decrease) in:
Accounts payable	205,108	(821,241)	200,182	(284,269)
Accrued expenses	(101,376)	401,534	82,185	(210,268)
Net cash used in operating activities	(3,446,621)	(2,116,391)	(766,492)	(1,393,900)

Cash flows used in investing activities:
Purchase of property and equipment	(766,838)	(256,184)	(118,716)	(145,984)

Cash flows from financing activities:
Increase in accounts payable and accrued expenses, related party	394,196	1,955,836	1,020,455	22,528

Change in cash overdraft	(210,940)	116,739	(235,247)	(251,043)
Net borrowings under lines of credit	1,725,203	300,000	100,000	1,768,399
Proceeds from notes payable, related party	2,305,000	-
Net cash provided by financing activities	4,213,459	2,372,575	885,208	1,539,884

Net increase (decrease) in cash	-	-	-	-
Cash at beginning of year	-	-	-	-
Cash at end of year	$-	$-	$-	$-

Supplemental cash flow information:
Interest paid	$190,999	$104,455	$-	$66,559

See the accompanying notes to the consolidated financial statements.

99 CENT STUFF, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - DESCRIPTION OF BUSINESS

99 Cent Stuff LLC (the “Company”) was organized under the laws of the State of Delaware on June 28, 1999 as a limited liability company. The Company is a specialty, single-priced retailer that primarily targets individuals and small businesses with one-stop shopping for food, produce, consumable hard lines, health and beauty aids, novelty and impulse items. The Company was operating retail outlets in eleven locations and ten locations at December 31, 2002 and December 31, 2001, respectively. The locations are separately incorporated as limited liability companies and are wholly owned by the Company. All of the stores are in southeast Florida.

The Company’s ability to provide quality merchandise at the 99 cents price point is subject to certain economic factors, which are beyond the Company’s control, including inflation. Inflation could have a material adverse effect on the Company’s business and results of operations, especially given the constraints on the Company to pass on any incremental costs due to price increases or other factors. A sustained trend of significant inflationary pressure could require the Company to abandon its single price point of 99 cents per item, which could have a material adverse effect on the Company’s business and results of operations.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all investments with original maturities of three months or less and credit and debit card receivables to be cash equivalents. At December 31, 2002 and 2001 the total credit and debit card receivables were $26,312 and $23,111, respectively.  At December 31, 2002 and 2001, there are no other cash equivalents.

Fair Value of Financial Instruments

The Company’s financial instruments consist mainly of cash, short-term payables, borrowings under a line of credit and notes payable. The Company believes that the carrying amounts approximate fair value.

Inventory

Inventory is stated at the lower of average cost or market, with cost determined on a first-in, first-out (FIFO) basis, and consists of merchandise held for resale. The Company provides an allowance for certain merchandise that may become totally obsolete or damaged. Management believes that there is no obsolete or damaged merchandise in its inventory at December 31, 2002 and 2001, respectively, and therefore no adjustment was necessary.

Property and Equipment

Property and equipment are stated at cost. Depreciation on property and equipment is computed using the straight-line method. The following estimated lives have been used for financial statement purposes:

Category	Lives
Computer equipment	5years
Furniture, fixtures and equipment	5-7 years
Leasehold improvements	7 years

99 CENT STUFF, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Income Taxes

As a limited liability company, the Company is treated as a partnership for Federal and State income tax purposes. The Company’s wholly owned subsidiaries are disregarded for tax purposes. Under subchapter K of the Internal Revenue Code, members are taxed separately on their distributive share of the Partnership’s income whether or not that income is actually distributed.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiary limited liability companies, after eliminations of all material intercompany transactions.

Advertising Costs

Advertising and sales promotion costs are expensed as incurred. Advertising expense totaled $12,863 and $83,946 for the years ended December 31, 2002 and 2001 respectively.

Revenue Recognition

Revenue is recognized at the point of sale.

Pre-Opening Costs

The Company expenses, as incurred, all pre-opening costs related to the opening of new retail stores.

Operating Segments

The Company has one business segment, which is our retail operations. The majority of the product offerings include recognized brand-name consumable merchandise, regularly available for reorder. The Company had no customers representing more than 10 percent of net sales. Substantially all of the Company’s net sales were to customers located in the United States.

Shipping and Handling Costs

The Company follows the provisions of Emerging Issues Task Force Issue No. 00 -10, “Accounting for Shipping and Handling Fees and Costs.” Any amounts billed to third-party customers for shipping and handling is included as a component of revenue. Shipping and handling costs incurred are included as a component of cost of sales.

99 CENT STUFF, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Impairment of Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes indicate that the carrying amount of an asset or group of assets may not be recoverable. No impairment losses were recorded during the periods ended December 31, 2002 and 2001.

Unaudited Interim Information

The information presented as of June 30, 2003 and 2002 has not been audited. In the opinion of management, the unaudited interim financial statements include all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the Company's financial position as of June 30, 2003, and the results of its operations and members’ deficit and its cash flows for the six months ended June 30, 2003 and 2002. The results of operations for the six-month periods ended June 30, 2003 and 2002 are not necessarily indicative of the results for the full year.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2002 and 2001:

	2002	2001
Computer equipment	$458,718	$424,259
Furniture, fixtures and equipment	3,442,295	3,314,104
Leasehold improvements	1,366,384	1,609,605
Total property and equipment	5,267,397	5,347,968
Less: accumulated depreciation and amortization	(2,085,822)	(1,303,172)
Net property and equipment	$3,181,575	$4,044,796

Depreciation expense for the years ended December 31, 2002 and 2001 was $899,405 and $852,532 respectively.

NOTE 4 - RELATED PARTY TRANSACTIONS

At December 31, 2002 and 2001, the Company had notes payable of $14,591,553 for funds advanced from a member of the Company. As of December 31, 2002 accrued interest of $1,004,602 on this note payable was included in accounts payable and accrued expenses, related party. As part of the reorganization of the Company this note was converted into equity.

At December 31, 2002 and 2001, the Company had accounts payable of $3,675,730 and $470,692, respectively, for funds advanced from a member of the Company. The accounts payable are short-term and bear interest at the prime rate plus 2.0% (6.25% at December 31, 2002 and 6.75% at December 31, 2001). As of December 31, 2002, interest of $129,080 was accrued and included in accounts payable and accrued expenses, related party for the member’s accounts payable and accrued expenses.

A member of the Company is the guarantor on several of the lease agreements for warehouse and retail facilities (Note 5), and also for the lines of credit and letters of credit (Note 6). As of December 31, 2002, interest of $115,520 was accrued for the member’s personal guaranty of these obligations and is included in accounts payable and accrued expenses, related party on the accompanying consolidated balance sheet.

99 CENT STUFF, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 - RELATED PARTY TRANSACTIONS, continued

As of December 31, 2001, the Company had an advance and accrued interest of $174,518 to an officer of the Company, which is included in other assets on the accompanying consolidated balance sheet. During the year ended December 31, 2002, the note was forgiven, recorded as compensation expense and included in selling, general and administrative expenses on the accompanying consolidated statement of operations.

NOTE 5 - LEASE COMMITMENTS

The Company leases its retail and warehouse facilities under long-term operating lease agreements. Rent expense for all operating leases was $2,371,887 and $2,129,550 for the years ended December 31, 2002 and 2001 respectively.  As of December 31, 2002 and 2001 the Company had security deposits of $167,300 and $166,237 related to these leases, respectively.

At December 31, 2002, future minimum lease payments for these leases are as follows:

Year Ending December 31,
2003	$1,688,281
2004	1,510,349
2005	1,134,114
2006	1,015,896
2007	1,021,871
Thereafter	3,066,311
Total minimum lease payments	$9,436,822

NOTE 6 – CREDIT FACILITIES

For the Six Months Ended June 30, 2003 (Unaudited)

On January 10, 2003, the Company entered into an agreement with a financial institution for an additional revolving line of credit in the amount of $2,000,000 that requires quarterly interest payments at the bank’s prime rate minus one percent. The line is secured by a personal guarantee of a member of the Company and is due January 10, 2004. The member is compensated 2% per annum of the total amount available under the line of credit for the personal guaranty of this facility.

For the Years Ended December 31, 2002 and 2001

At December 31, 2002, the Company has a $3,500,000 and a $500,000 revolving line of credit with a financial institution that requires quarterly interest payments at the bank’s prime rate minus one percent (3.25% at December 31, 2002). The line is secured by a personal guaranty of a member of the Company and is due February 4, 2004. The member is compensated 2% per annum of the total amount available under the line of credit for the personal guaranty of this facility. At December 31, 2002, the Company owed $3,200,000 on its revolving lines of credit.

At December 31, 2001, the Company had a $3,000,000 and a $1,000,000 revolving lines of credit with a financial institution. During 2002, these lines were refinanced into the lines of credit for $3,500,000 and $500,000 discussed above.

99 CENT STUFF, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 – CREDIT FACILITIES, continued

At December 31, 2002 and 2001, the Company had outstanding irrevocable letters of credit approximating $115,000 and $130,225, respectively. These letters of credit, which have terms of three months to one year, collateralize the Company’s obligation to third parties for the purchase of goods or services. The fair value of these letters of credit approximates contract values based on the nature of the fee arrangements with the issuing banks, usually 1 to 1.5% of the credit issued.

NOTE 7 - CONTINGENCIES

The Company is involved in various claims and lawsuits arising in the normal course of business. Management believes that any financial responsibility that may be incurred in settlement of such claims and lawsuits are not material to the Company’s financial position.

Winn-Dixie Stores v. 99 Cent Stuff--Trail Plaza LLC and Metropolitan Life Insurance Company (Circuit Court of the 11th Judicial Circuit in and for Dade County, Florida). In June 2000, Winn-Dixie Stores filed for an injunction seeking to limit the sale of grocery items to 500 square feet in the Trail Plaza store. No damages were sought. As a result of an injunction and other motions granted in 2002, we must limit the sales of grocery items to 500 linear feet. This restriction has negatively impacted the sales and profitability of this store. In 2003 we were found in contempt of the injunction and Winn Dixie is seeking damages and payment of legal fees.

NOTE 8 – FINANCIAL ANALYSIS AND LIQUIDITY

The Company has incurred significant operating losses and negative cash flows from operations and has funded its start up costs and related operating deficits by loans from a member of the Company. The Company is dependent on this and other sources of financing to meet its future obligations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan is to fund short-term cash requirements with additional Member financing and is also reviewing possible sources of capital and financing. The accompanying consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 9 – RECLASSIFICATIONS

Certain amounts in the accompanying consolidated financial statements as of December 31, 2001 have been reclassified to conform to the current year presentation, with no effect on reported net loss.

NOTE 10 – AGREEMENT AND PLAN OF REORGANIZATION

On July 1, 2003 a majority of the members of iVideoNow, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") between IVideoNow, Inc. and 99 Cent Stuff, LLC, whereby IVideoNow, Inc. issued 4,750,000 shares of its common stock and warrants to purchase 5 million shares of common stock at an exercise price of $.001 per share (reflective of the 1 to 4 reverse stock split on September 14, 2003) exercisable only in the event Keating Investments LLC does not arrange for at least $3 million of equity financing on terms reasonably acceptable to the Company by December 31, 2003, in exchange for all of the outstanding membership interests of the Company. For accounting purposes, the share exchange will be treated as a recapitalization of the Companies. The value of the net assets of the Companies after the share exchange is completed will be the same as their historic book value.

99 CENT STUFF, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 – AGREEMENT AND PLAN OF REORGANIZATION, continued

The following unaudited pro forma interim financial information for the Company is presented as if the share exchange had taken place on January 1 for each of the respective years.

	June 30, 2003	June 30, 2002
Revenues	$19,233,430	$18,796,721
Expenses	(21,591,322)	(21,331,359
Net loss	$(2,357,892)	$(2,534,638)
Net loss per share	$(0.50)	$(0.53)

Stock Option Plan

The Company will establish a nonqualified and incentive stock option plan in connection with the filing of a Form S-1 Registration Statement. The plan provides for the issuance of a maximum of 250,000 shares of common stock to officers, directors and consultants and other key employees. Incentive stock options and nonqualified options are granted at not less than 100 percent of the fair market value of the underlying common stock on the date of grant.

iVideoNow, Inc.

Pro forma financial information

On July 1, 2003 a majority of the shareholders of iVideoNow, Inc. approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between iVideoNow, Inc. and 99 Cent Stuff, LLC whereby iVideoNow, Inc. issued 4,750,000 shares of its Common Stock and warrants to purchase 5 million shares of Common Stock at an exercise price of $.001 per share exercisable only in the event Keating Investments LLC does not arrange for at least $3 million of equity financing on terms reasonably acceptable to the Company by December 31, 2003, in exchange for all of the outstanding membership interests of the Company (the “Merger Agreement”). The Plan was subject to shareholder notification and became effective on September 3, 2003.

The following Pro Forma Combined Balance Sheet of the Registrant have been prepared by management of the Registrant based upon the balance sheets of the Registrant and 99 Cent Stuff, LLC as of June 30, 2003. The pro forma combined balance sheet as of June 30, 2003 gives effect to the proposed transaction as if it had occurred as of June 30, 2003. The Pro Forma Statement of Operations includes 99 Cent Stuff LLC’s and iVideoNow, Inc.’s statement of operations for the year ended December 31, 2003. The pro forma statements give effect to the transaction as a public shell merger and the assumptions and adjustments in the accompanying notes to pro forma combined financial statements.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma combined financial statements do not purport to represent what the combined companies’ financial position or results of operations would actually have been had the proposed transaction occurred on such date or as of the beginning of the period indicated, or to project the combined companies’ financial position or results of operations for any future period.

iVideoNow, Inc.
PRO FORMA CONDENSED COMBINED BALANCE SHEET
December 31, 2002
(UNAUDITED)
ASSETS

	Historical
	iVideoNow Inc.	99 Cent Stuff LLC			Pro Forma Adjustments	Pro Forma Combined
			Combined

Cash	$11,224	$—	$11,224		$(11,224)	$—
Inventory	—	2,186,584	2,186,584		—	2,186,584
Prepaid expenses and other assets	—	281,913	281,913		$—	281,913
Total Current Assets	11,224	2,468,497	2,479,721		(11,224)	2,468,497
PROPERTY & EQUIPMENT—NET	—	3,181,575	3,181,575		—	3,181,575
OTHER ASSETS
Security deposits	—	167,300	167,300		—	167,300
	—	—	—		—	—
Total Other Assets	—	167,300	167,300		—	167,300
TOTAL ASSETS	$11,224	$5,817,372	$5,828,596		$(11,224)	$5,817,372
LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENTLIABILITIES:
Cash overdraft	$—	$433,467	$433,467			$433,467
Accounts payable	15,133	2,596,095	2,611,228		(15,133)	2,596,095
Accounts payable, related party	—	3,675,730	3,675,730			3,675,730
Accrued expenses		596,306	596,306			596,306
Lines of credit		3,200,000	3,200,000			3,200,000
Notes payable, related party	—	14,591,553	14,591,553	(a)	(14,591,553)	—
Total Current Liabilities	15,133	25,093,151	25,108,284		(14,606,686)	10,501,598
STOCKHOLDERS’ EQUITY(DEFICIT)
Preferred stock	—	—	—		—	—
Common stock	25,000	—	25,000	(b)	(20,000)	5,000
Additional paid-in capital	3,988,253	—	3,988,253	(b)	8,677,479	(4,689,226)
Retained earnings	(4,017,162)	(19,275,779)	(23,292,941)	(b),(c)	23,292,941	—
Total Stockholders’ Equity (Deficit)	(3,909)	(19,275,779)	(19,279,688)		14,595,462	(4,684,226)
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	$11,224	$5,817,372	$5,828,596		$(11,224)	$5,817,372

1.

The pro forma balance sheet at June 30, 2003 is based upon the balance sheets of the Registrant and 99 Cent Stuff.

(a)

Notes payable, related party was converted to equity and reclassified to additional paid-in capital and retained earnings.

(b)

To record the public shell merger of the Registrant and 99 Cent Stuff. 4,750,000 common shares of the Registrant were exchanged for 100% of the membership interest of 99 Cent Stuff.

(c)

The Company will become a C Corporation for tax purposes and therefore retained earnings is reclassified to additional paid in capital.

iVideoNow, Inc.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Year Ended December 31, 2002
(UNAUDITED)

	Historical
	iVideoNow Inc.	99 Cent Stuff LLC		Pro Forma Adjustments	Pro Forma Combined
			Combined

Sales	$—	$38,661,157	$38,661,157	$—	$38,661,157
Cost of Sales	—	28,683,214	28,683,214	—	28,683,214
Gross profit	—	9,977,943	9,977,943	—	9,977,943
COSTS AND EXPENSES
Selling, general & administrative	—	13,135,243	13,135,243	—	13,135,243
Depreciation & amortization	—	899,405	899,405	—	899,405
Total Costs and Expenses	—	14,034,648	14,034,648	—	14,034,648
INCOME (LOSS) FROM OPERATIONS	—	(4,056,705)	(4,056,705)	—	(4,056,705)
OTHER INCOME (EXPENSES):
Interest expense	—	(1,348,492)	(1,348,492)	—	(1,348,492)
Other Income	—	59,960	59,960	—	59,960
Loss on disposal of assets	—	—	—	—	—
Total Other (Expenses)	—	(1,288,532)	(1,288,532)	—	(1,288,532)
NET (LOSS)	$—	$(5,345,237)	$(5,345,237)	$—	$(5,345,237)
LOSS PER SHARE	$—				$(0.27)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	1,000,000				20,000,000

1.

The pro forma statement of operations for the twelve months ended December 31, 2002 is based upon the twelve months ended December 31, 2002 for the registrant and iVideoNow, Inc. The pro forma statements give effect to the share exchange as if it had occurred on January 1, 2002.

2.

The December 31, 2002 earnings per share have been adjusted to reflect the 19,000,000 shares of iVideoNow common stock issued to 99 Cent Stuff shareholders.

On July 1, 2003 a majority of the shareholders of iVideoNow, Inc. approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between iVideoNow, Inc. and 99 Cent Stuff, LLC whereby iVideoNow, Inc. issued 4,750,000 shares of its Common Stock and warrants to purchase 5 million shares of Common Stock at an exercise price of  $.001 per share exercisable only in the event Keating Investments LLC does not arrange for at least $3 million of equity financing on terms reasonably acceptable to the Company by December 31, 2003,  in exchange for all of the outstanding membership interests of the Company (the “Merger Agreement”). The Plan was subject to shareholder notification and became effective on September 3, 2003.

The following Pro Forma Combined Balance Sheet of the Registrant have been prepared by management of the Registrant based upon the balance sheets of the Registrant and 99 Cent Stuff LLC as of June 30, 2003. The pro forma combined balance sheet as of June 30, 2003 gives effect to the proposed transaction as if it had occurred as of January 1, 2003. The Pro Forma Statement of Operations includes 99 Cent Stuff LLC’s and iVideoNow, Inc.’s statement of operations for the six months ended June 30, 2003. The pro forma statements give effect to the transaction as a public shell merger and the assumptions and adjustments in the accompanying notes to pro forma combined financial statements.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma combined financial statements do not purport to represent what the combined companies’ financial position or results of operations would actually have been had the proposed transaction occurred on such date or as of the beginning of the period indicated, or to project the combined companies’ financial position or results of operations for any future period.

iVideoNow, Inc.
PRO FORMA CONDENSED COMBINED BALANCE SHEET
June 30, 2003
(UNAUDITED)

ASSETS

	Historical
	iVideoNow Inc.	99 Cent Stuff LLC			Pro Forma Adjustments	Pro Forma Combined
			Combined

Cash	$30,228	$—	$30,228		$(30,228)	$—
Inventory	—	2,044,637	2,044,637		—	2,044,637
Prepaid expenses and other asets	1,000	255,687	256,687		$(1,000)	255,687
	—	—	—		—	—
Total Current Assets	31,228	2,300,324	2,331,552		(31,228)	2,300,324
PROPERTY & EQUIPMENT - NET	—	2,915,345	2,915,345		—	2,915,345
OTHER ASSETS
Security deposits	—	142,300	142,300		—	142,300
	—	—	—		—	—
Total Other Assets	—	142,300	142,300		—	142,300
TOTAL ASSETS	$31,228	$5,357,969	$5,389,197		$(31,228)	$5,357,969
LIABILITIES & STOCKHOLDERS’ EQUITY DEFICIT
CURRENT LIABILITIES:
Cash overdraft	$—	$182,424	$182,424		—	$182,424
Accounts payable	8,891	2,311,826	2,320,717		(8,891)	2,311,826
Accounts payable, related party	—	4,377,646	4,377,646			4,377,646
Accrued expenses		386,038	386,038			386,038
Lines of credit		4,968,399	4,968,399			4,968,399
Notes payable, related party	—	14,591,553	14,591,553	(a)	(14,591,553)	—
Total Current Liabilities	8,891	26,817,886	26,826,777		14,600,444	12,226,333
STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	30,000	—	30,000	(b)	25,000	5,000
Additional paid-in capital	4,183,253	—	4,183,253	(b)	(1,056,617)	(6,873,364)
Retained earnings	(4,190,916)	(21,459,917)	(25,650,833)	(b),(c)	25,650,833	—
Total Stockholders’ Equity (Deficit)	22,337	(21,459,917)	(21,437,580)		14,569,216	(6,868,364)
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	$31,228	$5,357,969	$5,389,197		$(31,228)	$5,357,969

1.

The pro forma balance sheet at June 30, 2003 is based upon the balance sheets of the Registrant and 99 Cent Stuff.

(a)

Notes payable, related party was converted to equity and reclassified to additional paid-in capital and retained earnings.

(b)

To record the public shell merger of the Registrant and 99 Cent Stuff.4,750,000 common shares of the Registrant were exchanged for 100% of the membership interest of 99 Cent Stuff.

(c)

The Company will become a C Corporation for tax purposes and therefore retained earnings is reclassified to additional paid in capital.

iVideoNow, Inc.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Six Months Ended June 30, 2003
(UNAUDITED)

	Historical
	iVideoNow Inc.	99 Cent Stuff LLC		Pro Forma Adjustments	Pro Forma Combined
			Combined

Sales	$—	$19,233,430	$19,233,430	$—	$19,233,430
Cost of Sales	—	14,104,471	14,104,471	—	14,104,471
Gross profit	—	5,128,959	5,128,959	—	5,128,959

Selling, general & administrative	—	6,572,547	6,572,547	—	6,572,547
INCOME (LOSS) FROM OPERATIONS	—	(1,443,558)	(1,443,558)	—	(1,443,558)
OTHER INCOME (EXPENSES):
Interest expense	—	(759,600)	(759,600)	—	(759,600)
Other Income	27	19,020	19,047	—	19,047
Total Other (Expenses)	27	(740,580)	(740,553)	—	(740,553)
NET (LOSS)	$27	$(2,184,138)	$(2,184,111)	$—	$(2,184,111)
LOSS PER SHARE	$—				$(0.44)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	250,000				5,000,000

1.

The pro forma statement of operations for the six months ended June 30, 2003 is based upon the six months ended June 30, 2003 for the registrant and iVideoNow, Inc. The pro forma statements give effect to the share exchange as if it had occurred on January 1, 2003.

2.

The June 30, 2003 earnings per share have been adjusted to reflect the 4,250,000 shares of iVideoNow common stock issued to 99 Cent Stuff shareholders.